Fees Summary	Jan. 29, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 29,498,735.00
Previously Paid Amount	0.00
Total Fee Amount	4,073.78
Total Offset Amount	0.00
Net Fee	$ 4,073.78